As filed with the Securities and Exchange Commission on October 26, 2007.

===============================================================================
                                                   1933 Act File No. 333-114131
                                                    1940 Act File No. 811-21549


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2)).
[X] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12


                          ENERGY INCOME AND GROWTH FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

                      ENERGY INCOME AND GROWTH FUND

                          1001 WARRENVILLE ROAD
                                SUITE 300
                          LISLE, ILLINOIS 60532


                             October 29, 2007


Dear Shareholder:

         The accompanying materials relate to the Special Meeting of Shareholders (referred to as the "Meeting") of Energy Income and Growth Fund (the "Fund"). The Meeting will be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, on Tuesday, January 8, 2008, at 4:00 p.m. Central Time.


         At the Meeting, you will be asked to vote on a proposal to approve a new investment sub-advisory agreement with a new sub-adviser for the Fund, to vote on a proposal to authorize the Fund to sell common shares at a net price less than its then-current net asset value per common share, subject to certain conditions, and to transact such other business as may properly come before the Meeting and any adjournments thereof. The proposals are described in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement.


         YOUR PARTICIPATION AT THE MEETING IS VERY IMPORTANT. If you cannot attend the Meeting, you may participate by proxy.

         With respect to the proposal to approve a new investment sub-advisory agreement, as a Shareholder, you cast one vote for each share of the Fund that you own and a proportionate fractional vote for any fraction of a share that you own.


         With respect to the proposal to authorize the sale of common shares at a net price less than the then-current net asset value per common share, approval will be determined based on two separate voting criteria, as described in the Proxy Statement.


         Please take a few moments to read the enclosed materials and then cast your votes on the enclosed proxy card. VOTING TAKES ONLY A FEW MINUTES. EACH SHAREHOLDER'S VOTES ARE IMPORTANT. YOUR PROMPT RESPONSE WILL BE MUCH APPRECIATED.

         After you have voted on the proposals, please be sure to sign your proxy card and return it in the enclosed postage-paid envelope.

         We appreciate your participation in this important Meeting.
Thank you.

                                           Sincerely,


                                           /s/ James A. Bowen

                                           James A. Bowen
                                           Chairman of the Board

-------------------------------------------------------------------------------
IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSALS
OR HOW TO VOTE YOUR SHARES, CALL YOUR FUND'S PROXY SOLICITOR, THE ALTMAN
GROUP, AT (800) 761-6707 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
-------------------------------------------------------------------------------

                   INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

          1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

          2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

          3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

  REGISTRATION                                   VALID SIGNATURE

  CORPORATE ACCOUNTS

  (1) ABC Corp.                                  ABC Corp.
  (2) ABC Corp.                                  John Doe, Treasurer
  (3) ABC Corp.
          c/o John Doe, Treasurer                John Doe
  (4) ABC Corp. Profit Sharing Plan              John Doe, Trustee

  TRUST ACCOUNTS

  (1) ABC Trust                                  Jane B. Doe, Trustee
  (2) Jane B. Doe, Trustee
          u/t/d 12/28/78                         Jane B. Doe

  CUSTODIAL OR ESTATE ACCOUNTS

  (1) John B. Smith, Cust.
         f/b/o John B. Smith, Jr., UGMA          John B. Smith
  (2) John B. Smith                              John B. Smith, Jr., Executor

                      ENERGY INCOME AND GROWTH FUND

                          1001 WARRENVILLE ROAD
                                SUITE 300
                          LISLE, ILLINOIS 60532

                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                      TO BE HELD ON JANUARY 8, 2008


October 29, 2007


To the Shareholders of the above Fund:

         Notice is hereby given that the Special Meeting of Shareholders (referred to as the "Meeting") of Energy Income and Growth Fund (the "Fund"), a Massachusetts business trust, will be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, on Tuesday, January 8, 2008, at 4:00 p.m. Central Time, for the following purposes:

                    1. To approve a new investment sub-advisory agreement among the Fund, First Trust Advisors L.P., as investment adviser, and Energy Income Partners, LLC, as investment sub-adviser;

                    2. To authorize the Fund to issue and sell its common shares at a net price below then-current net asset value, subject to certain conditions; and


                    3. To transact such other business as may properly come before the Meeting and any adjournments thereof.

         The Board of Trustees has fixed the close of business on October 15, 2007 as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.


                                       By order of the Board of Trustees,


                                       /s/ W. Scott Jardine

                                       W. Scott Jardine
                                       Secretary

-------------------------------------------------------------------------------
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO
PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE CONTINENTAL
UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET
FORTH ON THE INSIDE COVER. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY
QUESTIONS REGARDING THE PROPOSALS OR HOW TO VOTE YOUR SHARES, CALL YOUR
FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, AT (800) 761-6707 WEEKDAYS FROM
9:00 A.M. TO 10:00 P.M. EASTERN TIME.
-------------------------------------------------------------------------------

                   This page intentionally left blank.

                      ENERGY INCOME AND GROWTH FUND

                     SPECIAL MEETING OF SHAREHOLDERS
                             JANUARY 8, 2008

                          1001 WARRENVILLE ROAD
                                SUITE 300
                          LISLE, ILLINOIS 60532

                             PROXY STATEMENT


                             October 29, 2007

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Energy Income and Growth Fund (the "Fund"), a Massachusetts business trust, for use at the Special Meeting of Shareholders of the Fund to be held on Tuesday, January 8, 2008, at 4:00 p.m. Central Time, at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, and at any adjournments or postponements thereof (referred to collectively as the "Meeting"). A Notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement.

         Proxy solicitations will be made, beginning on or about October 29, 2007, primarily by mail. However proxy solicitations may also be made by telephone or personal interviews conducted by (i) officers of the Fund; (ii) The Altman Group ("Altman"), a proxy solicitor that will provide proxy solicitation services in connection with the proposals;
(iii) First Trust Advisors L.P. ("First Trust Advisors" or the "Adviser"), the investment adviser of the Fund; (iv) PFPC Inc. ("PFPC"), the administrator, accounting agent and transfer agent of the Fund and a subsidiary of The PNC Financial Services Group Inc.; or (v) any affiliates of those entities.

         THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE ADVISER AT 1001 WARRENVILLE ROAD, SUITE 300, LISLE, ILLINOIS 60532, BY CALLING (800) 988-5891 OR BY VISITING THE FUND'S WEBSITE AT HTTP://WWW.FTPORTFOLIOS.COM. THIS PROXY STATEMENT AND THE ENCLOSED PROXY CARD WILL FIRST BE MAILED TO SHAREHOLDERS ON OR ABOUT OCTOBER 29, 2007.


         The costs of preparing, printing and mailing this Proxy Statement and its enclosures and all other costs in connection with the solicitation of proxies (including amounts charged by Altman for its proxy solicitation services, which amounts are expected to be approximately $51,000), will be paid by Energy Income Partners, LLC and the Adviser. They will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of Fund shares.


         If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Fund shares represented thereby will be voted in accordance with the instructions marked thereon. If no instructions are marked on the enclosed proxy card, Fund shares represented thereby will be voted in the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a proxy will be voted FOR the proposal to approve the new investment sub-advisory agreement, FOR the proposal to authorize the issuance and sale of common shares at a net price below then-current net asset value and at the discretion of the named proxies on any other matters that may properly come before the Meeting and any adjournments thereof as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by timely submitting a letter of revocation or a later-dated proxy to the Fund at the above address. A list of shareholders entitled to notice of and to be present and to vote at the Meeting will be available at the offices of the Fund, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, for inspection by any shareholder during regular business hours beginning 10 days prior to the date of the Meeting. Shareholders will need to show valid identification and proof of share ownership to be admitted to the Meeting or to inspect the list of shareholders.

         Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding shares entitled to vote on a matter. For the purposes of establishing whether a quorum is present, all shares present and entitled to vote, including abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), shall be counted. Any meeting of shareholders may be postponed prior to the meeting with notice to the shareholders entitled to vote at that meeting. Any meeting of shareholders may, by action of the chairman of the meeting, be adjourned to permit further solicitation of proxies without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, whether or not a quorum is present with respect to such matter. In addition, upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting, including broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment or adjournments.

         The close of business on October 15, 2007 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

         The Fund has one class of shares of beneficial interest, par value $0.01 per share, known as common shares ("Shares"). On the Record Date, the Fund had 6,446,996 Shares outstanding. Shares of the Fund are listed on the American Stock Exchange under the ticker symbol "FEN."

         To approve the new investment sub-advisory agreement for the Fund (Proposal 1), the vote of a majority of the outstanding voting securities of the Fund will be required. The "vote of a majority of the outstanding voting securities" is defined in the Investment Company Act of 1940, as amended (together with the rules and regulations thereunder, the "1940 Act"), as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. Abstentions and broker non-votes will have the effect of a vote against the proposal. Shareholders of record on the Record Date are entitled to one vote for each Share the shareholder owns and a proportionate fractional vote for any fraction of a Share the shareholder owns.

         To authorize the issuance and sale by the Fund of its common shares at a net price below its then-current net asset value (Proposal
2), the proposal must be approved by both (i) the affirmative vote of a majority (in number) of all common shareholders of record of the Fund, as of the Record Date; and (ii) the affirmative vote of a majority of the votes cast (based on Shares voted), in person or by proxy. If both approvals are not obtained, Proposal 2 will not pass. Solely for purposes of determining whether a majority of the number of common shareholders of record of the Fund approved Proposal 2, the number of Shares held by any single shareholder will not be relevant, and abstentions and broker non-votes will have the effect of a vote against the proposal. Solely for purposes of determining whether a majority of the votes cast by the common shareholders of record of the Fund approved Proposal 2, (a) each shareholder of record on the Record Date is entitled to one vote for each Share the shareholder owns and a proportionate fractional vote for any fraction of a Share the shareholder owns and (b) abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote for the proposal.


         In order that your Shares may be represented at the Meeting, you are requested to:

         o   indicate your instructions on the proxy card;

         o   date and sign the proxy card;

         o mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and


         o allow sufficient time for the proxy card to be received BY 5:00 P.M. EASTERN TIME, on MONDAY, JANUARY 7, 2008.
             (However, proxies received after this date may still be voted in the event the Meeting is adjourned or postponed to a later date.)

 PROPOSAL 1: APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT FOR THE FUND

         AS DESCRIBED BELOW, THE FUND'S PREVIOUS INVESTMENT SUB-ADVISORY AGREEMENT AMONG THE FUND, THE ADVISER AND FIDUCIARY ASSET MANAGEMENT, LLC AUTOMATICALLY TERMINATED ON SEPTEMBER 14, 2007. ON SEPTEMBER 21, 2007, THE BOARD DETERMINED THAT IT WOULD BE IN THE BEST INTERESTS OF THE FUND TO SELECT ENERGY INCOME PARTNERS, LLC AS THE NEW INVESTMENT SUB-ADVISER FOR THE FUND AND APPROVED, SUBJECT TO SHAREHOLDER APPROVAL, A NEW INVESTMENT SUB-ADVISORY AGREEMENT AMONG THE FUND, THE ADVISER AND ENERGY INCOME PARTNERS, LLC (THE "NEW SUB-ADVISORY AGREEMENT"). IN ADDITION, AS PERMITTED BY THE 1940 ACT, ON SEPTEMBER 14, 2007, THE BOARD OF TRUSTEES OF THE FUND, INCLUDING A MAJORITY OF THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF THE FUND AS THAT TERM IS DEFINED IN THE 1940 ACT (SUCH TRUSTEES, THE "INDEPENDENT TRUSTEES"), APPROVED AN INTERIM INVESTMENT SUB-ADVISORY AGREEMENT AMONG THE FUND, THE ADVISER AND ENERGY INCOME PARTNERS, LLC, WHICH IS CURRENTLY IN EFFECT AND WILL CONTINUE TO BE IN EFFECT FOR 150 DAYS AFTER THE CLOSING OF THE TRANSACTION DESCRIBED BELOW OR UNTIL SHAREHOLDERS APPROVE THE NEW SUB-ADVISORY AGREEMENT, WHICHEVER OCCURS FIRST (UNLESS TERMINATED SOONER IN ACCORDANCE WITH ITS TERMS). THE BOARD RECOMMENDS THAT SHAREHOLDERS APPROVE THE NEW SUB-ADVISORY AGREEMENT.


BACKGROUND AND REASON FOR VOTE


         On June 24, 2004, the Fund entered into an investment sub-advisory agreement (the "Prior Sub-Advisory Agreement") with the Adviser and Fiduciary Asset Management, LLC ("FAMCO" or the "Prior Sub-Adviser"). In April 2007, FAMCO and Piper Jaffray Companies ("Piper Jaffray") entered into a definitive agreement (the "Transaction Agreement") pursuant to which Piper Jaffray agreed to acquire FAMCO (the "Transaction"). The Transaction was consummated on September 14, 2007 and resulted in a change in control of the Prior Sub-Adviser, which constituted an "assignment" of the Prior Sub-Advisory Agreement, as that term is used in the 1940 Act. Pursuant to the terms of the Prior Sub-Advisory Agreement and the requirements of the 1940 Act, the Prior Sub-Advisory Agreement automatically terminated upon its assignment.

         At a meeting of the Board held on September 14, 2007, the Board, after careful consideration of a variety of factors and possible alternatives to the Fund's investment sub-advisory arrangement (see "BOARD CONSIDERATIONS" below), determined that the appointment of Energy Income Partners, LLC ("EIP"), an investment adviser registered with the Securities and Exchange Commission (the "SEC") pursuant to the Investment Advisers Act of 1940, was in the best interests of the Fund. Accordingly, as permitted under the 1940 Act, the Board unanimously approved an interim investment sub-advisory agreement (the "Interim Sub-Advisory Agreement") among the Adviser, the Fund and EIP to ensure the continuation of investment sub-advisory services to the Fund upon the termination of the Prior Sub-Advisory Agreement. The Interim Sub-Advisory Agreement has been in effect since September 14, 2007. In addition, at its meeting on September 21, 2007, the Board approved, subject to shareholder approval, the New Sub-Advisory Agreement among the Fund, the Adviser and EIP.

         Pursuant to Rule 15a-4 under the 1940 Act, the Interim Sub-Advisory Agreement will be in effect no longer than through February 11, 2008 (i.e., 150 days after the termination of the Prior Sub-Advisory Agreement described above). If shareholders of the Fund do not approve the New Sub-Advisory Agreement by that date, the Interim Sub-Advisory Agreement will remain in effect through that date, and the Board will take such action as it deems to be in the best interests of the Fund, which might include seeking approval of a new investment sub-advisory agreement or taking any other steps deemed appropriate by the Board. The

Interim Sub-Advisory Agreement will automatically terminate upon the approval by shareholders of the New Sub-Advisory Agreement. In addition, the Interim Sub-Advisory Agreement may be terminated by action of the Board or by a vote of the majority of the outstanding voting securities of the Fund upon 60 days' written notice.


EIP

General Information/Investment Philosophy


         EIP, located at 49 Riverside Avenue, Westport, Connecticut 06880, is a Delaware limited liability company and an SEC-registered investment adviser, founded in October 2003 by James J. Murchie to provide professional asset management services in the area of energy-related master limited partnerships ("MLPs") and other high-payout securities. EIP serves as the investment manager to three unregistered investment companies and one registered investment company for high net worth individuals and institutions. EIP mainly focuses on infrastructure assets such as pipelines, storage and terminals that receive fee-based or regulated income from its customers. At August 31, 2007, EIP managed or supervised approximately $425 million in assets.


         In describing its investment philosophy, EIP believes that, because the energy industry is capital intensive, mature and has low rates of overall growth, financial success for companies operating in this industry requires strict capital spending discipline. According to EIP, capital spending discipline results from prudent management or a policy to pay out most available free cash flow to investors. EIP notes that issuers in the energy industry that pay out all or most of their available free cash flow in the form of monthly or quarterly distributions or dividends, such as MLPs, income trusts and corporations with similar payout dividend policies, have a built-in capital spending discipline. In EIP's view, energy companies with built-in capital spending discipline provide an attractive investment universe from which to construct a portfolio.

         As sub-adviser of the Fund (assuming approval by shareholders), EIP will seek to invest in companies that fit EIP's investment philosophy and the Fund's investment objective. EIP notes that there have been a number of MLP initial public offerings recently that are increasingly based on cyclical businesses such as oil and gas production and shipping. EIP expects to limit the commodity exposure of the portfolio and to seek investments in stable energy infrastructure which derives most of its income from fee-based assets. Moreover, to the extent consistent with its investment philosophy, EIP expects that the Fund will continue to invest in private and restricted securities. The Fund's investment objective will not change.

Organizational Information

         The names and principal occupations of the persons who are principal executive officers and/or principals of EIP and the percentage of membership interests in EIP held by each principal are set forth below:

------------------ ------------------------------------------------------------- --------------------
NAME               POSITION WITH EIP AND PRINCIPAL OCCUPATION                    PERCENTAGE OF
                                                                                 MEMBERSHIP INTERESTS
                                                                                 IN EIP HELD
------------------ ------------------------------------------------------------- --------------------
James J. Murchie   Principal, Chief Executive Officer and Co-Portfolio Manager   57%*
------------------ ------------------------------------------------------------- --------------------
Eva Pao            Principal and Co-Portfolio Manager                            24%
------------------ ------------------------------------------------------------- --------------------
Linda Longville    Principal and Research Director                               14%
------------------ ------------------------------------------------------------- --------------------
Saul Ballesteros   Principal and Head of Trading                                 5%
------------------ ------------------------------------------------------------- --------------------

         *Mr. Murchie's membership interest is held through Duntrune Capital Partners, LLC.

         The address of each of the individuals listed above is 49 Riverside Avenue, Westport, Connecticut 06880.

         EIP is a member of the Ospraie Wingspan platform which is comprised of a group of independent fund managers in the basic industries and commodities space. Ospraie Management, LLC is the investment manager of Ospraie Wingspan and other Ospraie investment funds with approximately $7 billion in assets under management.

         There are currently no officers or trustees of the Fund who are also officers, employees or directors of, or owners of an interest in, EIP or its parents or subsidiaries. No officers or trustees of the Fund have had any material interest, direct or indirect, in any material transactions since the beginning of the most recently completed fiscal year of the Fund, or in any material proposed transactions, to which EIP or any of its parents or subsidiaries were or are to be a party. Since the beginning of the most recently completed fiscal year of the Fund, no officer or trustee of the Fund has purchased or sold any interest in EIP or in any of its parents or subsidiaries.

Portfolio Manager Information


         It is currently anticipated that the portfolio managers identified below (who are acting as such under the Interim Sub-Advisory Agreement) will continue to be responsible for the day-to-day management of the Fund's portfolio:

         JAMES J. MURCHIE. James J. Murchie is the Founder, the Chief Executive Officer and a Principal of EIP. Mr. Murchie founded EIP in 2003. In December 2004, he and the EIP investment team joined Pequot Capital Management. In August 2006, Mr. Murchie and the EIP investment team left Pequot Capital Management and re-established EIP. Prior to founding EIP, Mr. Murchie was a Portfolio Manager at Lawhill Capital Partners, LLC ("Lawhill Capital"), a long/short equity hedge fund investing in commodities and equities in the energy and basic industry sectors. Before Lawhill Capital, Mr. Murchie was a Managing Director at Tiger Management, LLC, where his primary responsibility was investments in commodities and related equities. Mr. Murchie was also a Principal at Sanford C. Bernstein. He began his career at British Petroleum.

         EVA PAO. Ms. Pao is a Principal of EIP. She joined EIP in 2003 after graduating from Harvard Business School, serving as Managing Director of EIP until the EIP investment team joined Pequot Capital Management. Ms. Pao served as Vice President of Pequot Capital Management from December 2004 through July 2006. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp. where she managed a portfolio in Canadian oil and gas equities for Enron's internal hedge fund that specialized in energy-related equities and managed a natural gas trading book.

Other Registered Investment Company Currently Advised by EIP with a Similar Investment Objective

         EIP acts as investment adviser with respect to one registered investment company with a similar investment objective as the Fund. The name of this fund, together with its size and the annual rate of compensation paid to EIP for its services, are set forth below:


--------------------------  --------------------------  ------------------------
FUND NAME                   ASSETS UNDER MANAGEMENT     ANNUAL RATE OF
                            AS OF SEPTEMBER 30, 2007    COMPENSATION
--------------------------  --------------------------  ------------------------
EIP Growth and Income Fund  Approximately $205 million  1% of average net assets
--------------------------  --------------------------  ------------------------

EIP has not waived, reduced or otherwise agreed to reduce its compensation under any contract to provide advisory services to the fund listed above.

THE PRIOR SUB-ADVISORY AGREEMENT

         The Prior Sub-Advisory Agreement, dated June 24, 2004, was approved by the Board of Trustees, including a majority of the Independent Trustees, on April 18, 2004, and by the initial shareholder of the Fund on June 17, 2004. Since the beginning of the Fund's last fiscal year, the continuation of the Prior Sub-Advisory Agreement was approved by the Board twice, most recently on March 12, 2007 prior to the announcement of the Transaction. The Prior Sub-Advisory Agreement provided for its automatic termination in the event of an "assignment," as defined in the 1940 Act. As described above, a change in ownership and control of the Prior Sub-Adviser therefore terminated the Prior Sub-Advisory Agreement on September 14, 2007.

COMPARISON OF THE NEW SUB-ADVISORY AGREEMENT AND PRIOR SUB-ADVISORY AGREEMENT

         The terms of the New Sub-Advisory Agreement are substantially similar to those of the Prior Sub-Advisory Agreement, except for the effective date and the differences noted below. Except for the effective date and termination provisions, the terms of the Interim Sub-Advisory Agreement, which is currently in effect, are substantially similar to those of the New Sub-Advisory Agreement. The rate of compensation paid to EIP under both the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement is the same as that paid to the Prior Sub-Adviser under the Prior Sub-Advisory Agreement.

         Below is a brief comparison of certain terms of the Prior Sub-Advisory Agreement to the corresponding terms of the New Sub-Advisory Agreement. For a more complete understanding of the New Sub-Advisory Agreement, please refer to the form of the New Sub-Advisory Agreement provided in Appendix A hereto.

         Advisory Services. The advisory services to be provided by EIP to the Fund under the New Sub-Advisory Agreement will be substantially similar to those advisory services previously provided by the Prior Sub-Adviser under the Prior Sub-Advisory Agreement. Both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that the sub-adviser will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund's investment portfolio, all on behalf of the Fund and subject to the supervision of the Fund's Board and the Adviser. As was the case under the Prior Sub-Advisory Agreement, under the New Sub-Advisory Agreement, the sub-adviser is required to monitor the Fund's investments and to comply with the provisions of the Fund's Declaration of Trust and By-Laws and the stated investment objectives, policies and restrictions of the Fund. In addition, under the Prior Sub-Advisory Agreement, the Prior Sub-Adviser agreed to vote all proxies solicited by or with respect to the issuers of securities of the Fund corresponding to assets of the Fund's investment portfolio allocated by the Adviser to the sub-adviser. Although this obligation is not explicitly set forth in the New Sub-Advisory Agreement, EIP has undertaken to vote such proxies.

         Brokerage. As was the case under the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement authorizes the sub-adviser to select the brokers or dealers that will execute the purchases and sales of portfolio investments for the Fund, and directs the sub-adviser to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided.

         Fees. As was the case under the Prior Sub-Advisory Agreement, under the New Sub-Advisory Agreement, the Adviser pays the sub-adviser a portfolio management fee on a monthly basis. Both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that for services provided and expenses assumed, the Adviser will pay the sub-adviser a fee equal to the annual rate of 0.50% of the Fund's "Managed Assets." The term "Managed Assets" means the average daily gross asset value of the Fund (including assets attributable to the Fund's preferred shares, if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes or other forms of indebtedness issued by the Fund and the liquidation preference of any outstanding preferred shares).


         In addition, under the Prior Sub-Advisory Agreement, the Prior Sub-Adviser agreed to reduce its management fee to an annual rate of 0.382% of the Fund's Managed Assets for the period from the effective date of such Agreement until June 24, 2006 and agreed to pay one half of certain offering costs and organizational costs. Because these provisions are no longer relevant, they will not be included in the New Sub-Advisory Agreement.

         During the fiscal year of the Fund ended November 30, 2006, the aggregate fees paid by the Adviser to the Prior Sub-Adviser under the Prior Sub-Advisory Agreement were $890,634.55.


         Payment of Expenses. Under the Prior Sub-Advisory Agreement, the Prior Sub-Adviser agreed to pay all expenses it incurred in connection with its activities under such Agreement other than the cost of securities and other assets (including brokerage commissions, if any) purchased for the Fund. Under the New Sub-Advisory Agreement, the sub-adviser agrees to pay all expenses it incurs in connection with its activities under such Agreement other than (i) the cost of securities and other assets purchased for the Fund and (ii) the costs directly associated with purchasing and selling securities and other assets for the Fund, if any, including, but not limited to, brokerage commissions, stamps, duties, taxes and custody fees related to transfers.

         Limitation on Liability. The New Sub-Advisory Agreement provides that the sub-adviser will not be liable for, and the Fund and the Adviser will not take any action against the sub-adviser to hold the sub-adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the performance of the sub-adviser's duties under the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the sub-adviser in the performance of its duties under the Agreement, or by reason of its reckless disregard of its obligations and duties under the Agreement. The Prior Sub-Advisory Agreement included a provision generally similar to the foregoing.


         Continuance. The Prior Sub-Advisory Agreement was originally in effect for an initial term of two years and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of the Fund approve the New Sub-Advisory Agreement, the New Sub-Advisory Agreement will expire on June 30, 2009, unless continued. Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if such continuance is specifically approved at least annually in the manner required by the 1940 Act.


         Termination. As was the case under the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement provides for termination at any time without the payment of any penalty by the Adviser or the sub-adviser upon 60 days' written notice to the other parties, and also provides for termination by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities of the Fund upon 60 days' written notice to the sub-adviser without the payment of any penalty.

         In addition, the Prior Sub-Advisory Agreement was, and the New Sub-Advisory Agreement is, terminable at any time without the payment of any penalty by the Adviser, by the Board or by vote of a majority of the outstanding voting securities of the Fund in the event that it is established by a court of competent jurisdiction that the sub-adviser or any of its officers or directors has taken any action that results in a breach of the material covenants of the sub-adviser set forth in the Agreement.


BOARD CONSIDERATIONS

         The Board, including a majority of the Independent Trustees, approved the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement (collectively, the "Agreements") at meetings held on September 14, 2007 and September 21, 2007, respectively. The Board determined that the terms of the Agreements are fair and reasonable and in the best interests of the Fund.

         In April 2007, the Board was informed that FAMCO had entered into the Transaction Agreement with Piper Jaffray and that if the Transaction was consummated, the Prior Sub-Advisory Agreement would terminate pursuant to its terms and the requirements of the 1940 Act. In light of the potential termination of the Prior Sub-Advisory Agreement, the Board, over the course of several months, requested and evaluated all information it deemed reasonably necessary to evaluate the various alternatives the Fund could pursue if the Transaction were completed. As part of the review process, the Board met on several occasions with representatives of First Trust Advisors to discuss the Transaction. The Independent Trustees also asked that written requests for information be sent on their behalf to FAMCO and Piper Jaffray. On June 11, 2007, the Board met with representatives of FAMCO and Piper Jaffray and received a presentation on the Transaction. The Board was able to ask questions about the possible effects of the Transaction on the services provided by FAMCO to the Fund. At the June 11th meeting, the Board also requested that the Adviser research and provide information on potential alternative sub-advisers for its July meeting. At the July 18, 2007 meeting, the Board met with representatives of EIP and received a presentation regarding EIP's investment style. Throughout the entire review process, the Independent Trustees were advised by their independent legal counsel.

         As a result of the consummation of the Transaction and the termination of the Prior Sub-Advisory Agreement, the Board held a special meeting on September 14, 2007 to consider how to proceed. At this meeting, the Adviser recommended to the Board that EIP serve as the new sub-adviser for the Fund. Based on its consideration of all the information received prior to the closing of the Transaction, the Board appointed EIP as the interim sub-adviser to the Fund, pursuant to the Interim Sub-Advisory Agreement. At a special meeting on September 21, 2007, the Board approved the New Sub-Advisory Agreement and determined to recommend it to shareholders of the Fund for their approval. The Board noted that, at the request of the Independent Trustees, First Trust Advisors and/or EIP had agreed to bear the costs associated with soliciting shareholder approval of the New Sub-Advisory Agreement.

         To reach its determination, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a report from EIP responding to a request for information from the Adviser and counsel to the Independent Trustees. The report, among other things, outlined the services to be provided by EIP (including the relevant personnel responsible for these services and their experience); the sub-advisory fee for the Fund as compared to fees charged to other clients of EIP; the nature of expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on EIP; any fall-out benefits to EIP; and information on EIP's compliance program. The Independent Trustees also met separately on a number of occasions with their independent legal counsel to discuss the information provided by EIP and the Adviser. The Board applied its business judgment to determine whether the arrangements between the Fund, the Adviser and EIP are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

         In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by EIP under the Agreements. The Board noted EIP's investment style and the backgrounds of the investment personnel who would be responsible for the day-to-day management of the Fund. The Board considered, in particular, EIP's experience as adviser to a registered investment company and to three unregistered investment companies with portfolio strategies similar to the strategies of the Fund. The Board considered the investment performance of the Fund under FAMCO, and also considered performance information for one of the unregistered investment companies managed by EIP in a manner similar to the style to be used for the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services to be provided to the Fund by EIP under the Agreements are expected to be satisfactory.

         The Board considered the sub-advisory fees to be paid under the Agreements, noting that they would be the same as the fees paid under the Prior Sub-Advisory Agreement. The Board considered the proposed sub-advisory fee and how it would relate to the overall management fee structure of the Fund, noting that the fees to be paid to EIP would be paid by the Adviser from its advisory fee. The Board also considered information provided by EIP as to the fees it charges to other clients, noting that the sub-advisory fee is less than the fees charged by EIP to the other investment companies it manages. On the basis of all the information provided on the fees of the Fund, the Board concluded that the sub-advisory fees to be paid under the Agreements were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by EIP under the Agreements.

         The Board considered EIP's representation that its expenses incurred in providing services to the Fund are primarily fixed in nature. The Board also considered that EIP expects that additional investments in personnel and infrastructure will be made over the course of the next twelve months. The Board concluded that the fees to be paid under the Agreements as well as under the investment management agreement with the Adviser reflect an appropriate sharing of any economies of scale. With respect to EIP's anticipated profitability under the Agreements, the Board reviewed a pro forma statement of profits and losses provided by EIP. The Board noted that the sub-advisory fee rate was negotiated at arm's length between the Adviser and EIP, and that EIP would be paid by the Adviser. Based on the information provided, the Board concluded that the profitability of the Agreements to EIP was anticipated to be not unreasonable. The Board considered the fall-out benefits expected to be realized by EIP from its relationship with the Fund, including possible soft dollar arrangements.

         Based on all of the information considered and the conclusions reached, the Board, including a majority of the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

SHAREHOLDER APPROVAL AND REQUIRED VOTE


         To become effective, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding Shares of the Fund. For purposes of determining the approval of the New Sub-Advisory Agreement, abstentions and broker non-votes will have the effect of a vote against the proposal.


         THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING PROPOSAL 1 OR HOW TO VOTE YOUR SHARES, CALL YOUR FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, AT (800) 761-6707 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

                PROPOSAL 2: APPROVAL TO AUTHORIZE THE FUND

 TO ISSUE AND SELL SHARES AT A NET PRICE BELOW THE THEN-CURRENT NET ASSET VALUE


         AS DESCRIBED BELOW, THE FUND IS SEEKING THE AUTHORITY TO ISSUE AND SELL SHARES AT A NET PRICE LESS THAN ITS THEN-CURRENT NET ASSET VALUE PER SHARE ("NAV"). THE 1940 ACT PROVIDES THAT A CLOSED-END INVESTMENT COMPANY, SUCH AS THE FUND, MAY ONLY SELL COMMON SHARES AT A PRICE THAT IS LESS THAN NAV IF SUCH INVESTMENT COMPANY HAS OBTAINED THE CONSENT OF A MAJORITY OF ITS COMMON SHAREHOLDERS OR UNDER CERTAIN OTHER CIRCUMSTANCES. SO THAT THE FUND MAY, IN ONE OR MORE PUBLIC OR PRIVATE OFFERINGS OF ITS SHARES, SELL SHARES AT A PRICE LESS THAN THE THEN-CURRENT NAV, SUBJECT TO CERTAIN CONDITIONS DISCUSSED BELOW, YOU ARE BEING ASKED TO APPROVE THE PROPOSAL DESCRIBED BELOW.

RATIONALE


         The Fund believes that having the ability to issue and sell Shares at a price that is less than the then-current NAV in certain instances will benefit all holders of its Shares. The Fund is periodically presented with attractive opportunities to acquire securities of MLPs and other prospective portfolio securities. Under normal market conditions, the Fund typically seeks to remain fully invested and does not intend to maintain cash for the purpose of making such investments. The ability of the Fund to sell its existing portfolio securities and reinvest the sale proceeds in such opportunities may be limited both by its sub-adviser's desire to retain such existing portfolio securities based on their relative return potential and the prospective tax impact which may result from a current sale of such securities. Thus, the Fund may be unable to capitalize on attractive investment opportunities presented to it unless it has the ability to raise capital on a timely basis. The market value of the Fund's Shares, however, periodically falls below NAV, which is not uncommon for a closed-end fund. If this happens, absent shareholder approval of this proposal, the Fund would be precluded from selling Shares to raise capital during periods in which Shares are trading at a price below NAV.


         The following table sets forth a comparison, as of the last day of each fiscal quarter of the Fund beginning November 30, 2004, between the Fund's NAV per share and the comparable closing price of Shares:


--------------------- --------------- ----------
         DATE           SHARE PRICE      NAV
--------------------- --------------- ----------
  November 30, 2004        $22.12       $21.30
--------------------- --------------- ----------
  February 28, 2005        $23.65       $22.81
--------------------- --------------- ----------
     May 31, 2005          $22.70       $22.48
--------------------- --------------- ----------
   August 31, 2005         $23.33       $23.90
--------------------- --------------- ----------
  November 30, 2005        $20.92       $22.50
--------------------- --------------- ----------
  February 28, 2006        $21.02       $22.84
--------------------- --------------- ----------
     May 31, 2006          $20.70       $23.81
--------------------- --------------- ----------
   August 31, 2006         $22.31       $24.36
--------------------- --------------- ----------
  November 30, 2006        $24.49       $25.85
--------------------- --------------- ----------
  February 28, 2007        $27.94       $27.79
--------------------- --------------- ----------
     May 31, 2007          $28.10       $30.52
--------------------- --------------- ----------
   August 31, 2007         $26.15       $27.83
--------------------- --------------- ----------


         This proposal, if approved, will provide the Fund with the flexibility to raise cash and purchase attractively priced securities, even if the net sale price to the Fund of its common shares is below NAV. The Fund does not anticipate selling Shares for a price below NAV unless its sub-adviser has identified near-term investment opportunities that it believes are attractive and which the Fund's Board reasonably expects will lead to a long-term increase in the Fund's NAV or a long-term increase in the level of the Fund's distributions to shareholders.

         To the extent that the Fund issues Shares in a publicly registered transaction, regardless of whether such Shares are sold at a price above or below NAV, the market capitalization and number of publicly tradable Shares of the Fund will increase, thus affording all holders of Shares of the Fund the prospects of greater liquidity.

         Notwithstanding shareholder approval of this proposal, any issuance and sale of new Shares by the Fund, whether at, above or below NAV, must be approved by the Board. In determining whether or not to sell additional Shares at a price below NAV, the Board will have a duty to act in the best interests of the Fund.

CONDITIONS

         The Fund will only sell Shares at a price below NAV if the following conditions are met:

         1. The per share offering price, before the deduction of underwriting fees, commissions and offering expenses, will not be less than the NAV per share of the Fund's Shares, as determined at any time within two business days prior to the pricing of the Shares to be sold in the offering.


         2. Immediately following each offering of Shares, after deducting underwriting fees, commissions and offering expenses, the NAV per share of the Fund's Shares, as determined at any time within two business days prior to the pricing of the Shares to be sold, would not have been diluted by greater than a total of 1% of the NAV per share of all of the Fund's outstanding Shares. The Fund will not be subject to a maximum number of Shares that can be sold or a defined minimum sales price per share in any offering so long as for each offering the number of Shares offered and the price at which such Shares are sold together would not result in dilution of the NAV per share of the Fund's Shares in excess of the 1% limitation described above.


         3. A majority of the Independent Trustees makes a determination, based on information and a recommendation from the Adviser, that they reasonably expect that the investments to be made with the net proceeds of such issuance will lead to a long-term increase in the Fund's NAV or a long-term increase in the level of the Fund's distributions to shareholders.

EFFECTS OF SALES OF SHARES FOR A PRICE BELOW NAV

         Holders of Shares of the Fund should consider the effect of the issuance of Shares at a price below NAV on the NAV per outstanding Share. Any sale of Shares at a price less than the then-current NAV would result in a reduction of NAV per outstanding Share of the Fund of as much as 1%. The 1940 Act establishes a connection between the sales price of a fund's common shares and NAV because when common shares are sold at a price below NAV, the resulting increase in the number of shares is not accompanied by a proportionate increase in the net assets of the fund.

         If current holders of Shares of the Fund either do not purchase any Shares in an offering conducted by the Fund or do not purchase sufficient Shares in such offering to maintain their percentage interest, the voting power of such holders of Shares will be diluted, regardless of whether the Shares are sold above or below NAV in such offering. Holders of Shares of the Fund should consider that they have no subscription, preferential or preemptive rights to purchase additional Shares of the Fund proposed to be authorized for issuance.


         The issuance of additional Shares will also have an effect on the fees received by the Adviser and the sub-adviser. The Adviser is paid an investment advisory fee and the sub-adviser is paid a sub-advisory fee, each of which is based on the Fund's managed assets. Any issuance of additional Shares by the Fund would increase the Fund's managed assets, which would cause an increase in the gross amount of advisory and sub-advisory fees paid, but would not increase or decrease the advisory fee or sub-advisory fee as a percentage of the Fund's managed assets. (Note that the sub-adviser's fee is paid by the Adviser.) Because their fees are based on managed assets of the Fund, the interests of the Adviser and the sub-adviser in determining whether to recommend that the Fund issue Shares for a price below NAV may conflict with the interests of the Fund and its shareholders. However, the Adviser and EIP (assuming approval by shareholders of Proposal 1) have committed to waive a portion of their investment advisory fees and sub-advisory fees following any offering of Shares in the following manner:


                   (i) the Adviser and EIP will waive all investment advisory fees and sub-advisory fees with respect to the Fund's assets attributable to newly-issued Shares (including any assets attributable to associated financial leverage) for the first three-month period following any offering of Shares; and

                  (ii) the Adviser and EIP will waive 50% of investment advisory fees and sub-advisory fees with respect to the Fund's assets attributable to newly-issued Shares (including any assets attributable to associated financial leverage) for the second three-month period following any offering of Shares.

         This waiver is designed to address concerns about dilution created by the time required to invest the proceeds of the offering of the Shares and the costs of the offering.

SHAREHOLDER APPROVAL AND REQUIRED VOTE


         With respect to Proposal 2, approval by both (i) the affirmative vote of a majority (in number) of all common shareholders of record of the Fund, as of the Record Date; and (ii) the affirmative vote of a majority of the votes cast (based on Shares voted), in person or by proxy, is required. If both approvals are not obtained, Proposal 2 will not pass. Solely for purposes of determining whether a majority of the number of common shareholders of record of the Fund approved Proposal 2, the number of Shares held by any single shareholder will not be relevant, and abstentions and broker non-votes will have the effect of a vote against the proposal. Solely for purposes of determining whether a majority of the votes cast by the common shareholders of record of the Fund approved Proposal 2, (a) each shareholder of record on the Record Date is entitled to one vote for each Share the shareholder owns and a proportionate fractional vote for any fraction of a Share the shareholder owns and (b) abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

         THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 2. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING PROPOSAL 2 OR HOW TO VOTE YOUR SHARES, CALL YOUR FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, AT (800) 761-6707 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

                          ADDITIONAL INFORMATION

INFORMATION ABOUT THE ADVISER

        First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, serves as the Fund's investment adviser.

INFORMATION ABOUT THE ADMINISTRATOR

         PFPC acts as the Fund's administrator and accounting agent and is located at 4400 Computer Drive, Westborough, Massachusetts 01581. PFPC is a leading provider of full service mutual fund shareholder and record keeping services. In addition to its mutual fund transfer agent and record keeping service, PFPC provides other services through its own subsidiary business units.

BENEFICIAL OWNERSHIP


         As of August 31, 2007, the Trustees of the Fund beneficially owned the following number of Shares of the Fund:


--------------------------------------  -------------------------------
               TRUSTEE                          SHARES OWNED
--------------------------------------  -------------------------------
         INTERESTED TRUSTEE
--------------------------------------  -------------------------------
James A. Bowen                                        0
--------------------------------------  -------------------------------
         INDEPENDENT TRUSTEES
--------------------------------------  -------------------------------
Richard E. Erickson                                  296
--------------------------------------  -------------------------------
Thomas R. Kadlec                                     700
--------------------------------------  -------------------------------
Robert F. Keith                                       0
--------------------------------------  -------------------------------
Niel B. Nielson                                      311
--------------------------------------  -------------------------------

         As of August 31, 2007, each Trustee beneficially owned less than 1% of the Shares outstanding of the Fund.


         As of August 31, 2007, the Trustees and officers as a group beneficially owned 1,307 Shares of the Fund, which is less than 1% of the Fund's Shares outstanding.

         To the knowledge of the Fund, as of August 31, 2007, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act")) beneficially owned more than 5% of the Fund's outstanding Shares. Information as to beneficial ownership is based solely on reports filed with the SEC.

SHAREHOLDER PROPOSALS

         To be considered for presentation at the Annual Meeting of Shareholders of the Fund to be held in 2008, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, not later than November 17, 2007.

         Any proposals by shareholders may only be brought before an annual meeting of the Fund if timely written notice (the "Shareholder Notice") is provided to the Secretary of the Fund. In accordance with the advance notice provisions included in the Fund's By-Laws, unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed and received at the Fund's address, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532,
Attn: W. Scott Jardine, not less than forty-five (45) days nor more than sixty (60) days prior to the first anniversary date of the date of the proxy statement released to shareholders for the preceding year's annual meeting. However, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Shareholder Notice must be given as described above by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

         Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

SHAREHOLDER COMMUNICATIONS

         Shareholders of the Fund who want to communicate with the Board of Trustees or any individual Trustee should write the Fund to the attention of the Fund Secretary, W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee it will be sent to the chair of the Nominating and Governance Committee of the Board and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

FISCAL YEAR

         The fiscal year end for the Fund is November 30.

ANNUAL REPORT DELIVERY

         Annual reports will be sent to shareholders of record of the Fund following the Fund's fiscal year end. The Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532 or by calling (800) 988-5891.

         Please note that only one annual or semi-annual report or proxy statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

                 OTHER MATTERS TO COME BEFORE THE MEETING


         No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund.



October 29, 2007


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

-------------------------------------------------------------------------------
IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSALS
FOR THE FUND OR HOW TO VOTE YOUR SHARES, CALL YOUR FUND'S PROXY
SOLICITOR, THE ALTMAN GROUP, AT (800) 761-6707 WEEKDAYS FROM 9:00 A.M. TO
10:00 P.M. EASTERN TIME.
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                                   -18-

                                                                     APPENDIX A


              FORM OF NEW INVESTMENT SUB-ADVISORY AGREEMENT



         AGREEMENT made as of this [____] day of [____], 2008 by and among Energy Income and Growth Fund, a Massachusetts business trust (the "Fund"), First Trust Advisors L.P., an Illinois limited partnership and a registered investment adviser with the Securities and Exchange Commission ("SEC") (the "Manager"), and Energy Income Partners, LLC, a Delaware limited liability company and a registered investment adviser with the SEC (the "Sub-Adviser").


         WHEREAS, the Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, the Fund has retained the Manager to serve as the investment manager for the Fund pursuant to an Investment Management Agreement between the Manager and the Fund (as such agreement may be modified from time to time, the "Management Agreement");

         WHEREAS, the Management Agreement provides that the Manager may, subject to the initial and periodic approvals required under Section 15 of the 1940 Act, appoint a sub-adviser at its own cost and expense for the purpose of furnishing certain services required under the Management Agreement;

         WHEREAS, the Fund and the Manager desire to retain the Sub-Adviser to furnish investment advisory services for the Fund's investment portfolio, upon the terms and conditions hereafter set forth;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

          1. Appointment. The Fund and the Manager hereby appoint the Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund or Manager in any way, nor otherwise be deemed an agent of the Fund or the Manager.

          2. Services to Be Performed. Subject always to the supervision of the Fund's Board of Trustees and the Manager, the Sub-Adviser will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the assets of the Fund, furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund's investment portfolio, all on behalf of the Fund and as described in the Fund's most recent effective registration statement on Form N-2 as declared effective by the SEC, and as the same may thereafter be amended from time to time. In the performance of its duties, the Sub-Adviser will in all material respects
(a) satisfy any applicable fiduciary duties it may have to the Fund, (b) monitor the Fund's investments, and (c) comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund or the Manager to the Sub-Adviser in writing, and the stated investment objectives, policies and restrictions of the Fund as such objectives, policies and restrictions may subsequently be changed by the Fund's Board of Trustees and communicated by the Fund or the Manager to the Sub-Adviser in writing. The Fund or the Manager has provided the Sub-Adviser with current copies of the Fund's Declaration of Trust, By-laws, prospectus, statement of additional information and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to the Sub-Adviser's performance under this Agreement.

         The Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio investments for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Fund's Board of Trustees and compliance with the policies and procedures adopted by the Board of Trustees for the Fund and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), the Sub-Adviser may select brokers or dealers affiliated with the Sub-Adviser. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

         In addition, the Sub-Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities placed with respect to the assets of the Fund with similar orders being made simultaneously for other accounts managed by the Sub-Adviser or its affiliates, if in the Sub-Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of the Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in a fair and equitable manner. Nevertheless, the Fund and the Manager acknowledge that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable. Whenever the Fund and one or more other investment advisory clients of the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Sub-Adviser and its affiliates may purchase securities or loans of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities or loans for another client.

         The Sub-Adviser will not arrange purchases or sales of securities between the Fund and other accounts advised by the Sub-Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Fund's policies and procedures, (b) the Sub-Adviser determines the purchase or sale is in the best interests of the Fund, and (c) the Fund's Board of Trustees has approved these types of transactions.

         The Fund may adopt policies and procedures that modify or restrict the Sub-Adviser's authority regarding the execution of the Fund's portfolio transactions provided herein. Such policies and procedures and any amendments thereto will be communicated by the Manager to the Sub-Adviser.


         The Sub-Adviser will communicate to the officers and Trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will the Fund's portfolio securities be purchased from or sold to the Manager, the Sub-Adviser or any affiliated person of either the Fund, the Manager, or the Sub-Adviser, except as may be permitted under the 1940 Act.


         The Sub-Adviser further agrees that it:

                   (a) will use the same degree of skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

                   (b) will (i) conform in all material respects to all applicable rules and regulations of the SEC, (ii) comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Fund and communicated to the Sub-Adviser in writing and, (iii) conduct its activities under this Agreement in all material respects in accordance with any applicable law and regulations of any governmental authority pertaining to its investment advisory activities;

                   (c) will report to the Manager and to the Board of Trustees of the Fund on a quarterly basis and will make appropriate persons available for the purpose of reviewing with representatives of the Manager and the Board of Trustees on a regular basis at such times as the Manager or the Board of Trustees may reasonably request in writing regarding the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund's investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Manager or the Board of Trustees of the Fund; and

                   (d) will prepare and maintain such books and records with respect to the Fund's securities and other transactions for the Fund's investment portfolio as required for registered investment advisers under applicable law or as otherwise requested by the Manager and will prepare and furnish the Manager and Fund's Board of Trustees such periodic and special reports as the Board or the Manager may reasonably request. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any such records upon the request of the Manager or the Fund (provided, however, that the Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law.

          3. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than (i) the cost of securities and other assets purchased for the Fund, and (ii) the costs directly associated with purchasing and selling securities and other assets for the Fund, if any, including, but not limited to, brokerage commissions, stamps, duties, taxes and custody fees related to transfers.

          4. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee (the "Management Fee") equal to the annual rate of 0.50% of the Fund's Managed Assets (as defined below). For purposes of calculating the Management Fee, Managed Assets means the average daily gross asset value of the Fund (including assets attributable to the Fund's preferred shares, if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes or other forms of indebtedness issued by the Fund and the liquidation preference of any outstanding preferred shares). The Management Fee shall be payable in arrears on or about the first day of each month during the term of this Agreement.

         For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.


          5. Services to Others. The Fund and the Manager acknowledge that the Sub-Adviser now acts, or may in the future act, as an investment adviser to other managed accounts and as investment adviser or sub-investment adviser to one or more other investment companies. In addition, the Fund and the Manager acknowledge that the persons employed by the Sub-Adviser to assist in the Sub-Adviser's duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.


          6. Limitation of Liability. The Sub-Adviser shall not be liable for, and the Fund and the Manager will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Manager (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser's duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

          7. Term; Termination; Amendment. This Agreement shall become effective with respect to the Fund on [____], 2008 (the "Effective Date") provided that it has been approved in the manner required by the 1940 Act, and shall remain in full force until June 30, 2009 unless sooner terminated as hereinafter provided. This Agreement, however, shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

         This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager or the Sub-Adviser upon sixty (60) days' written notice to the other parties. This Agreement may also be terminated by the Fund by action of the Board of Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund upon sixty (60) days' written notice to the Sub-Adviser by the Fund without payment of any penalty.

         This Agreement may be terminated at any time without the payment of any penalty by the Manager, the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the material covenants of the Sub-Adviser set forth herein.

         The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

         Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 4 earned prior to such termination and for any additional period during which Sub-Adviser serves as such for the Fund, subject to applicable law.

         8. Compliance Certification. From time to time the Sub-Adviser shall provide such certifications with respect to Rule 38a-1 under the 1940 Act as are reasonably requested by the Fund or the Manager. In addition, the Sub-Adviser will, from time to time, provide a written assessment of its compliance program in conformity with current industry standards that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations under Rule 38a-1 under the 1940 Act.

          9. Notice. Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such other person or address as such party may designate for receipt of such notice.

  If to the Manager or the Fund:              If to the Sub-Adviser:

Energy Income and Growth Fund
First Trust Advisors L.P.                   ENERGY INCOME PARTNERS, LLC
1001 Warrenville Road, Suite 300            49 Riverside Avenue
Lisle, Illinois 60532                       Westport, Connecticut  06880
Attention:  Secretary                       Attention:  James J. Murchie

If by Facsimile:  (630) 241-8650            If by Facsimile:  (203) 286-1602

         10. Limitations on Liability. All parties hereto are expressly put on notice of the Fund's Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein and a copy of which has been provided to the Sub-Adviser prior to the date hereof. This Agreement is executed on behalf of the Fund by the Fund's officers in their capacity as officers and not individually and is not binding upon any of the Trustees, officers or shareholders of the Fund individually but the obligations imposed upon the Fund by this Agreement are binding only upon the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund for the enforcement of any claims.

         11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         12. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 10 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

         13. Amendment, Etc. This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

         14. Authority. Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform this Agreement. The Fund represents that engagement of the Sub-Adviser has been duly authorized by the Fund and is in accordance with the Fund's Declaration of Trust and other governing documents of the Fund.

         15. Severability. Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Management Fee described in Section 4 are not severable.

         16. Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein.

         IN WITNESS WHEREOF, the Fund, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

FIRST TRUST ADVISORS L.P.                 ENERGY INCOME PARTNERS, LLC




By: _____________________________         By: ______________________________
      Title: ________________________          Title:  _________________________


  ENERGY INCOME AND GROWTH FUND

By: _____________________________
      Title: ________________________

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




                        [BLANK INSIDE BACK COVER]

                           [BLANK BACK COVER]

                                                                      PROXY CARD




            PLEASE FOLD ALONG THE PERFORMATION, DETACH AND RETURN THE
                    BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------
Proxy - ENERGY INCOME AND GROWTH FUND
--------------------------------------------------------------------------

PROXY SOLICITED BY THE BOARD OF TRUSTEES
SPECIAL MEETING ON JANUARY 8, 2008

The undersigned holder of shares of the Energy Income and Growth Fund (the "Fund"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Mark
R. Bradley and Kristi A. Maher as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, IL 60532, at 4:00 p.m. Central time on the date indicated above, and any adjournments and postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated October 29, 2007, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

ENERGY INCOME AND GROWTH FUND

MR. A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6




Using a BLACK INK pen, mark your
votes with an X as shown in this
example. Please do not write
outside the designated areas.          [X]

--------------------------------------------------------------------------------
Special Meeting Proxy Card
--------------------------------------------------------------------------------


            PLEASE FOLD ALONG THE PERFORMATION, DETACH AND RETURN THE
                    BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


A   Proposals -- The Board of Trustees recommends a vote FOR Proposal 1 and
                 Proposal 2

                                                       For    Against   Abstain
1. Approval of New Investment Sub-Advisory Agreement.  [ ]      [ ]       [ ]

                                                       For    Against   Abstain
2. Approval to Authorize the Fund to Issue and Sell    [ ]      [ ]       [ ]
   Common Shares at a Net Price Below Then-Current
   Net Asset Value, subject to Certain Conditions.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND PROPOSAL 2.


B   Non-Voting Items
Change of Address -- Please print new address below.



Comments -- Please print your comments below.


C Authorized Signature(s) -- This section must be completed for your vote to be counted. -- Date and Sign Below

Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title.

Date (mm/dd/yyyy) -- Please print date below.

____/____/____


Signature 1 -- Please keep signature within the box.


_______________________________________


Signature 2 -- Please keep signature with the box.


________________________________________


STOCK#            00SJJD